Convertible Notes	6 Months Ended
Dec. 31, 2024
Convertible Notes [Abstract]
Convertible Notes

Note 3 – Convertible Notes

Between August 5, 2024 and August 27, 2024, we issued convertible promissory notes in the aggregate principal amount of $3,145,000 to 10 accredited investors, pursuant to a private note financing. The Notes mature in June 2026 and do not carry any interest. The Notes are convertible into shares of the Company’s common stock par value $0.0001 per share (the “Common Stock”) upon the occurrence of certain events, (i.e., qualified financing resulting in at least $5,000,000 to the Company, if the Common Stock is uplisted to a national securities exchange or if neither of those such events occur prior to the maturity date, (together with Sale of the Company (as hereinafter defined), a “Conversion Event”)). In the event the Company does not complete qualified financing or uplist at or before the maturity date, the outstanding balance of the Notes shall automatically convert without any further action by the Holder into shares of the Company’s common stock equal to eighty-five percent (85%) to the VWAP of the Common Stock on the OTC Markets for the five trading days immediately prior to maturity date. The Note also provides that if there is a Sale of the Company, as defined in the Note, the Holder may elect to receive a cash payment equal to the aggregate amount of principal then outstanding under such Holder’s Note or convert the Note into shares of Common Stock equal to 85% of the VWAP of the Common Stock on the OTC Markets for the five trading days immediately prior to the Sale of the Company. Although the conversion price is dependent upon the type of Conversion Event that occurs, the Note does carry a ceiling and floor price: the applicable conversion price will not be lower than 85% of the 5-day VWAP on the applicable Closing Date (the “Floor Price”) nor will the applicable conversion price be higher than $3.50 per share (the “Ceiling Price”); the Floor Price and Ceiling Price shall automatically adjust in the event of a stock split or consolidation by the Company. Since the Floor Price is tied to the Closing Date, the Floor Price may be different for investors that are part of different closings. The Floor Price for the investors who participated in the closings is equal to $2.47 or $2.68 per share. The Investors were granted piggyback registration rights for the shares of Common Stock underlying the Note.

The Note Purchase Agreement also contains customary representation and warranties of the Company and the Investors, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties.

The Company analyzed the embedded features of the convertible notes and the debt discount is being amortized over the term of the convertible notes using the effective interest method and the derivative liabilities are marked-to-market at each reporting date. See Fair Value of Financial Instruments in Note 2 – Summary of Significant Accounting Policies for additional information.

As of December 31, 2024, the Company’s convertible notes are as follows:

Principal amounts of convertible notes	$3,145,000
Less: unamortized debt discount	(1,765,310)
Convertible notes, net of discount	$1,379,690